CHANGE OF SHAREHOLDERS' AGENT AGREEMENT

                  This CHANGE OF SHAREHOLDERS' AGENT AGREEMENT (this "Agreement") is entered into as of October 12, 2000, by and among E*TRADE Group, Inc., a Delaware corporation ("E*TRADE"), and certain shareholders (the "Shareholders") of E*OFFERING Corp., a California corporation (the "Company"). Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Agreement and Plan of Merger, dated as of May 15, 2000, as amended pursuant to the Amendment Agreement dated as of September 26, 2000 (as so amended, the "Merger Agreement"), by and among Wit SoundView Group, Inc. (formerly Wit Capital Group, Inc., the "Parent"), Wit SoundView Corporation ("Wit") and the Company.


                                    RECITALS

                  WHEREAS, pursuant to the Merger Agreement, an Escrow Fund consisting of ten percent (10%) of the Parent Shares issued thereunder will be established to compensate Indemnified Persons for certain Damages;

                  WHEREAS, E*TRADE and the Shareholders desire to change the Shareholders' Agent under the Merger Agreement from E*TRADE to General Atlantic Partners 61, L.P.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. SHAREHOLDERS' AGENT. Pursuant to Section 10.7 of the Merger Agreement, the holders of a majority in interest of the Escrow Fund hereby remove E*TRADE as Shareholders' Agent and constitute and appoint General Atlantic Partners 61, L.P. ("General Atlantic") as Shareholders' Agent for and on behalf of the shareholders of the Company to give and receive notices and communications, to authorize delivery to Parent of the Parent Shares from the Escrow Fund in satisfaction of claims by Parent, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims, and to take all action necessary or appropriate in the judgment of the Shareholders' Agent for the accomplishment of the foregoing. General Atlantic, in its capacity as Shareholders' Agent, shall have the rights and obligations of the Shareholders' Agent as set forth in the Merger Agreement, including, without limitation, Article X. This change in agency will take effect upon ten (10) days' prior written notice to all of the Company shareholders and to Parent.

                  2. Further Assurances. Each of the parties hereto shall enter into such other instruments and documents, and take such further actions, as are reasonably necessary to effect the purposes of this Agreement.

                  3. Acknowledgment. Each of the parties hereto acknowledges and agrees that each other party has given them the opportunity to seek, and has recommended that such

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parties obtain, independent legal advice with respect to the subject matter of this Agreement. Further, each of the parties hereto hereby represent and warrant to each of the other parties that such party has sought such independent legal advice or has knowingly waived such advice.

                  4. Assignment. No party may, without the prior express written consent of each other party, assign this Agreement in whole or in part. This Agreement shall be binding upon and inure to the benefit of the respective permitted successors and assigns of the parties hereto, and may only be amended or modified pursuant to a written instrument executed by each of the parties hereto.

                  5. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the conflicts of law principles thereof). Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within the State of Delaware, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

                  6. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                            [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf as of the date first written above.


                                        E*TRADE Group, Inc.


                                        By:  /s/ Theodore J. Theophilos
                                             ----------------------------------
                                             Name:  Theodore J. Theophilos
                                             Title: Chief Legal Affairs Officer
                                                    and Corporate Secretary

                                        /s/ Walter Cruttenden
                                        ---------------------------------------
                                        Walter W. Cruttenden



                                        Cruttenden Partners LLC


                                        By:  /s/ Walter Cruttenden
                                             ----------------------------------
                                             Name:   Walter W. Cruttenden
                                             Title:  Managing Member


                                        /s/ Frank W. Cutler
                                        ---------------------------------------
                                        Frank Cutler


                                        ---------------------------------------
                                        Christopher Cruttenden


                                        /s/ Sanford R. Robertson
                                        ---------------------------------------
                                        Sanford R. Robertson

                                        GAP Coinvestment Partners II, L.P.


                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:  Matthew Nimetz
                                             Title: A General Partner



                                        General Atlantic Partners 61, L.P.
                                        By:  General Atlantic Partners LLC,
                                             its general partner


                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:  Matthew Nimetz
                                             Title: Managing Member



                                        New Enterprise Associates 9 L.P.

                                        By:  NEA Partners 9, L.P.,
                                             its general partner

                                        By:  /s/ Peter T. Morris
                                             ----------------------------------
                                             Name:  Peter T. Morris
                                             Title: General Partner



                                        NEA Ventures 2000 L.P.


                                        By:  /s/ Jacqueline Myers
                                             ----------------------------------
                                             Name:  Jacqueline Myers
                                             Title: Vice President

                                        Battery Ventures V L.P.


                                        By:  /s/ Kenneth P. Lawler
                                             ----------------------------------
                                             Name:  Kenneth P. Lawler
                                             Title: Member Manager



                                        Crosspoint Venture Partners 2000


                                        By:  /s/ Robert A. Hoff
                                             ----------------------------------
                                             Name:  Robert A. Hoff
                                             Title: General Partner



                                        Softbank Technology Ventures V L.P.
                                        By:  SBTV LLC


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:



                                        Softbank Technology Advisors Fund V L.P.
                                        By:  SBTV LLC


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        Softbank Technology Entrepreneurs Fund V
                                        L.P.
                                        By:  SBTV LLC


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:


ACKNOWLEDGED:


E*OFFERING, Inc.


By:  /s/ Steven R. King
     -----------------------------
Name:  Steven R. King
Title: Interim President